                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                January 26, 1999
                Date of Report (Date of earliest event reported)

                           AVERY DENNISON CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                         1-7685                       95-1492269
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
  incorporation)

          150 N. Orange Grove Boulevard                 91103
              Pasadena, California                    (Zip Code)
     (Address of principal executive offices)


       Registrant's Telephone Number, including area code: (626) 304-2000
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Item 5.  Other Events.

The Company issued a news release today in the form attached as Exhibit 99.


               SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS


Certain statements contained in the Company's news release constitute "forward looking statements" under the Private Securities Litigation Reform Act. Projections related to expense reductions and savings forecast, earnings and profitability, and the Company's realignment of its cost structure involve certain risks and uncertainties. Actual results may differ materially due to factors such as the impact of competitive conditions; changes in the levels of spending on Company initiatives and business opportunities; other streamlining programs; changes in tax law or generally accepted accounting practices; and other matters, including those referred to in the Company's SEC filings.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 26, 1999



                              AVERY DENNISON CORPORATION



                              By:  /s/ Robert M. Calderoni
                                   -----------------------
                                   Name:  Robert M. Calderoni
                                   Title: Senior Vice President, Finance and
                                          Chief Financial Officer


                                  EXHIBIT LIST

Exhibit No.      Description
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99               News Release dated January 26, 1999.